                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-01995



               SUPPLEMENT DATED APRIL 2, 2001 TO THE PROSPECTUS OF
                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND
                             DATED NOVEMBER 30, 2000


     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager, are the primary portfolio managers of the Fund. Mr. Vance has been a primary portfolio manager of the Fund since the Fund's inception in June 1996. Ms. Maniscalco has been a primary portfolio manager of the Fund since July 1999. Mr. Vance and Ms. Maniscalco have been portfolio managers with the Investment Manager for over five years.